Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 4

dated October 16, 2012 to the

Intelligent Life® VUL Prospectus

dated May 1, 2012, as supplemented August 2 and October 10, 2012

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2012, as supplemented August 2 and October 10, 2012

Intelligent Variable Annuity® Prospectus

dated May 1, 2012, as supplemented August 2, August 24, 2012, and October 10, 2012

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio – Class I

On pages 9 and 26 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as pages 5 and 11 of the Intelligent Variable Annuity prospectus, the portfolio name will change effective November 1, 2012:

Portfolio	Investment Manager	Investment Objective
Western Asset Variable Global High Yield Bond Portfolio-Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (sub-advisors)	Seeks to maximize total return, consistent with the preservation of capital.

For more information about these changes and about the portfolio generally, refer to the recent Supplement to the Legg Mason Partners Variable Income Trust prospectus.

A13741 (10/12)